                                                             EXHIBIT 10.06.03.02

                FIRST AMENDMENT TO THE ASSET PURCHASE AGREEMENT

This amendment ("Amendment") is dated this 22nd day of July 1996, by and between AMERICAN RADIO SYSTEMS CORPORATION, a Delaware corporation ("Buyer") and COMMON GROUND BROADCASTING, INC., an Oregon Corporation ("Seller").

   WHEREAS, on March 28, 1996, Buyer and Seller entered into a Asset Purchase Agreement ("Agreement") relating to the sale of certain assets relating to radio station KDBX-FM, Banks, Oregon; and

   WHEREAS, the Schedules of the Agreement contained clerical errors; and

   WHEREAS, in connection with the sale contemplated by the Agreement, Seller elects to participate in a tax deferred exchange ("Exchange") pursuant to Internal Revenue Code (S)1031; and

   WHEREAS, pursuant to the Internal Revenue Service regulations regarding the Exchange, the Agreement shall be assigned to a qualified intermediary as defined in IRC (S)1031; and

   WHEREAS Buyer and Seller agree that certain portions of the Agreement shall not be assigned to the qualified intermediary;

   NOWTHEREFORE the parties agree as follows:

   1. Unless defined herein all capitalized terms used in this Amendment shall have the meaning given such term in the Agreement.

   2.    The Agreement shall be amended as follows:

         2.1    Section 6.10 of the Agreement shall be deleted in its entirety.
                ------------

         2.2    Schedule 3.4 shall be amended and restated as set forth on
                ------------
Exhibit "A" hereto.

         2.3    Schedule 3.8 shall be amended and restated as set forth on
                ------------
Exhibit "B" hereto.

    3. The effectiveness of this Amendment shall be expressly subject to and conditioned upon the execution by Buyer and delivery by Buyer to Seller of the Back Bay Agreement as set forth on Exhibit "C" hereto.

   4. Except as expressly stated herein all terms and conditions of the Agreement shall remain in full force and affect.

   5. This Amendment may be executed in any number of counterparts and all such counterparts shall be deemed to constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have executed this amendment as of the date first stated above.

"SELLER"

COMMON GROUND BROADCASTING, INC.


By: /s/ Edward G. Atsinger
   -----------------------------------
    Edward G. Atsinger III
    President, CEO



"BUYER"

AMERICAN RADIO SYSTEMS CORPORATION

By:
   ----------------------------------
     Steven Dodge
     President, CEO

                                   EXHIBIT "A"
                                   ----------

                                 SCHEDULE 3.4
                                 ------------

                                 FCC LICENSES
                                 ------------

See attached.

                                  EXHIBIT "B"
                                  ----------

                                  SCHEDULE 3.8
                                  ------------

                     TRADEMARKS; TRADENAMES; COPY RIGHTS
                     -----------------------------------

None.

                                  EXHIBIT "C"
                                  -----------

                               BACK BAY AGREEMENT

   This Agreement ("Agreement") is entered into on this __ of July, 1996 by and between American Radio Systems Corporation, a Delaware corporation ("American") and Common Ground Broadcasting, Inc., an Oregon corporation ("CGB").

   WHEREAS American has heretofore delivered to CGB a true, correct and complete copy of the agreement ("Back Bay Agreement") dated March 15, 1994, by and between American and Back Bay Broadcasters, Inc., a Delaware corporation ("Back Bay") as in effect on the date hereof.

   WHEREAS, pursuant to the Back Bay Agreement, American has the freely assignable right (a) at any time after August 31, 1998 to purchase (the "Purchase Right") all of the business and assets of Back Bay, including without limitation the WBNW Business (as defined in the Back Bay Agreement), and (b) of first refusal (the "Right of First Refusal") in the event Back Bay desires to sell, transfer or otherwise dispose of all or any material portion of the business and assets of Back Bay, including without limitation the WBNW Business.

   NOW THEREFORE, the parties, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

   1. CGB shall have the right (the "WBNW Purchase Right"), but not the obligation, to purchase the WBNW Business for $6,000,000 by written notice (the "Election Notice") given to and received by American at any time prior to January 1, 1998. Anything herein to the contrary notwithstanding, if American has not received the Election Notice prior to January 1, 1998, all rights of CGB to purchase the WBNW Business shall cease and terminate and by of no further force and effect.

   2. The Election Notice shall constitute a representation that CGB is ready, willing and able, and has the financial resources, to purchase the WBNW Business for $6,000,000 and that it will negotiate in good faith with respect to and execute and deliver a purchase and sale agreement on terms and conditions customary with respect to similar transactions with American (or, at American's discretion, with Back Bay) to purchase the WBNW Business. American agrees that it will cooperate in all reasonable respects with CGB in order to enable it to exercise the WBNW Purchase Right, including without limitation (a) advising CGB promptly of American's receipt of any Asset Transfer Notice pursuant to the provisions of Section 4.13 of the Back Bay Agreement, and (b) exercising any and all of its rights under the Back Bay Agreement, including without limitation the exercise by American of the Right of First Refusal and the Purchase Right.

   3. CGB acknowledges and agrees that (a) American's rights with respect to the Purchase Rights and the Right of First Refusal apply or may apply, as the case may be, to all of the business and assets of Back Bay and, therefore, American may be required to acquire businesses and assets other than the WBNW Business in order to enable CGB to exercise its WBNW Purchase Rights, and (b) the purchase price to be paid by American pursuant to the exercise of (i) the Purchase Rights will be based on a formula set forth in the Back Bay Agreement and (ii) the Right of First Refusal will be based on a third party offer. Accordingly, American and CGB acknowledge and agree that the amount required to be paid by American for the WBNW Business may be more or less than $6,000,000 and that American will, therefore, be required to pay any excess of the purchase price over $6,000,000, and will be entitled to any excess of $6,000,000 over such purchase price.

    4. American agrees that, in the event CGB purchases the WBNW Business pursuant to the exercise of the WBNW Purchase Right, from and after the consummation of such transaction, American will assume, at no expense to CGB, fifty percent (50%) of the base rental fees payable under the WBNW tower site lease between Back Bay and Fellsway Plaza Trust, dated December 14, 1987, as amended to the date hereof (the "WBNW Tower Lease"), or any extension or renewal therefore. CGB agrees that American shall have the right to manage, sublease and develop the tower site covered by the WBNW Tower Lease so long as such activities do not disrupt or interfere with, in either case in any material manner, with the operations of the WBNW Business.

    5. American acknowledges its right of specific performance with respect to the purchase of the WBNW Business pursuant to Section 11.13 of the Back Bay Agreement and agrees to use its best efforts to enforce, and to assist CGB in enforcing, such rights to purchase the WBNW Business. American further agrees not to take any action, and to use its best efforts not to allow any action to take place, which would impair or abrogate its right to purchase the WBNW Business pursuant to the Back Bay Agreement.

    6. The parties recognize that the WBNW Business is of a special, unique and extraordinary character. Accordingly, if CGB is unable to acquire the WBNW Business by reason of American failing to have complied with its covenants under this Agreement, CGB shall be entitled to bring an action against American for damages or, in lieu of, and in substitution for any damages, to obtain specific performance of the terms of this Agreement. In the event of any action to enforce the provisions of this Agreement, CGB hereby waives the defense that there is an adequate remedy at law.

    IN WITNESS WHEREOF, the parties hereto have executed this amendment as of the date first stated above.

"SELLER"                               "BUYER"

COMMON GROUND BROADCASTING, INC.       AMERICAN RADIO SYSTEMS CORPORATION

By:                                    By:
   -----------------------------          -------------------------------
   Edward G. Atsinger III                 Steven Dodge
   President, CEO                         President, CEO